UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 1, 2017

Daktronics, Inc.
(Exact name of registrant as specified in its charter)

South Dakota	0-23246	46-0306862
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	File Number)	Identification Number)

201 Daktronics Drive
Brookings, SD  57006
(Address of principal executive office) (zip code)

(605) 692-0200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K (the “Report”) contains both historical and forward-looking statements that involve risks, uncertainties and assumptions. The statements contained in this Report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21B of the Securities Exchange Act of 1934, as amended, including statements regarding our expectations, beliefs, intentions and strategies for the future.  These statements appear in a number of places in this Report and include all statements that are not historical statements of fact regarding the intent, belief or current expectations with respect to, among other things: (i.) our competition; (ii.) our financing plans; (iii.) trends affecting our financial condition or results of operations; (iv.) our growth strategy and operating strategy; (v.) the declaration and payment of dividends; (vi.) the timing and magnitude of future contracts; (vii.) parts shortages and lead times; (viii.) fluctuations in margins; (ix.) the seasonality of our business; (x.) the introduction of new products and technology; (xi.) the amount and frequency of warranty claims; and (xii.) the timing and magnitude of any acquisitions or dispositions.  The words “may,” “would,” “could,” “should,” “will,” “expect,” “estimate,” “anticipate,” “believe,” “intend,” “plans” and similar expressions and variations thereof are intended to identify forward-looking statements.  Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond our ability to control, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors discussed herein, including those discussed in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended April 29, 2017 in the section entitled “Item 1A. Risk Factors” and "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations," and those factors discussed in detail in our other filings with the Securities and Exchange Commission.

Explanatory Note
This Current Report on Form 8-K/A (Amendment No. 1) is being filed to amend the Current Report on Form 8-K filed on September 15, 2017 (File No. 000-23246). The purpose of the amendment is to correct Exhibit 16.1 from Ernst and Young LLP.

Section 4 - Matters Related to Accountants and Financial Statements
ITEM 4.01    Changes in Registrant's Certifying Accountant.
(a)    Dismissal of Independent Registered Public Accounting Firm.
On September 12, 2017, Daktronics, Inc. (the “Company”) dismissed Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm. The decision to change our independent registered public accounting firm was the result of a request for proposal process in which the Audit Committee of our Board of Directors conducted a comprehensive, competitive process to select the independent registered public accounting firm, and which action was ratified by our Board of Directors.
The audit reports of EY on the consolidated financial statements of the Company for each of the two most recent fiscal years ended April 29, 2017 and April 30, 2016 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During our two most recent fiscal years ended April 29, 2017 and April 30, 2016 and during the subsequent interim period from April 30, 2017 through September 12, 2017, (i) there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to EY's satisfaction, would have caused EY to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.
We provided EY with a copy of the disclosures in this report prior to filing with the Securities and Exchange Commission (the “SEC”). A copy of EY's letter dated December 1, 2017 to the SEC, stating whether it agrees with the statements made in this report, is filed as Exhibit 16.1 to this report.
(b)    Engagement of New Independent Registered Public Accounting Firm.
On September 12, 2017, the Audit Committee engaged Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending April 28, 2018.
During the two most recent fiscal years ended April 29, 2017 and April 30, 2016 and during the subsequent interim period from April 30, 2017 through September 12, 2017, neither we nor anyone on our behalf consulted Deloitte regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that Deloitte concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii)

any matter that was either the subject of a “disagreement” or a “reportable event”, each as defined in Regulation S-K Item 304(a)(1)(v), respectively.

Section 9 - Financial Statements and Exhibits

ITEM 9.01    Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibit is furnished as part of this Report:

Exhibit 16.1:    Letter from Ernst & Young LLP dated December 1, 2017 to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAKTRONICS, INC.

By: /s/ Sheila M. Anderson
Sheila M. Anderson, Chief Financial Officer
Date:	December 1, 2017

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Ernst & Young LLP dated December 1, 2017 to the Securities and Exchange Commission.